Exhibit 4.2
Execution Version
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
THIS AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Agreement”), is made as of July 1, 2019, by and among Kronos Bio, Inc., a Delaware corporation (the “Company”), the holders of the Company’s Series Seed Preferred Stock, par value $0.001 per share (the “Series Seed Preferred Stock”), listed on Schedule A hereto (the “Series Seed Holders”), and the holders of the Company’s Series A Preferred Stock, par value$0.001 per share (the “Series A Preferred Stock,” and together with the Series Seed Preferred Stock, the “Preferred Stock”), listed on Schedule A hereto (the “Series A Holders,” and together with the Series Seed Holders, the “Investors”) and any Additional Purchaser (as defined in the Purchase Agreement) that becomes a party to this Agreement in accordance with Section 6.9 hereof.
RECITALS
WHEREAS, the Company and the Series Seed Holders are parties to that certain Investors’ Rights Agreement dated as of May 22, 2018 (the “Prior Agreement”);
WHEREAS, in accordance with Section 6.6 of the Prior Agreement, amendment of the Prior Agreement requires the written consent of the Company and the holders of at least sixty percent (60%) of the Registrable Securities (as defined in the Prior Agreement) then outstanding;
WHEREAS, the Company and the Series A Holders are parties to the Series A Preferred Stock Purchase Agreement of even date herewith (the “Purchase Agreement”); and
WHEREAS, the Company and the undersigned Series Seed Holders desire to amend and restate the Prior Agreement in accordance with Section 6.6 thereof in order to induce the Series A Holders to invest funds in the Company pursuant to the Purchase Agreement, and the Investors and the Company hereby agree that this Agreement shall govern the rights of the Investors to cause the Company to register shares of Common Stock issuable to the Investors, to receive certain information from the Company, and to participate in future equity offerings by the Company, and shall govern certain other matters as set forth in this Agreement.
NOW, THEREFORE, the parties hereby agree as follows:
1.Definitions. For purposes of this Agreement:
1.1“Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person. For the avoidance of doubt, Polaris Growth Fund I, L.P. and its respective Affiliates shall each be deemed to be an Affiliate of LS Polaris Innovation Fund, L.P., Polaris Partners VIII, L.P. and Polaris Entrepreneurs’ Fund VIII, L.P.
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1.2“Common Stock” means shares of the Company’s common stock, par value $0.001 per share.
1.3“Competitor” means a Person engaged, directly or indirectly (including through any partnership, limited liability company, corporation, joint venture or similar arrangement (whether now existing or formed hereafter)), in the business of discovering and developing cancer therapies, including the screening of chemical libraries to identify binders or inhibitors of complex protein interactions, but shall not include (a) any financial investment firm or collective investment vehicle that, together with its Affiliates, holds less than twenty percent (20)% of the outstanding equity of any Competitor and does not, nor do any of its Affiliates, have a right to designate any members of the Board of Directors of any Competitor, (b) Two River Consulting, LLC (including its partners, officers and Affiliates), (c) Vida Ventures, LLC and its Affiliates, (d) GV 2019, L.P. and its Affiliates, (e) LS Polaris Innovation Fund, L.P., Polaris Partners VIII, L.P. and Polaris Entrepreneurs’ Fund VIII, L.P. (including their respective partners, officers, investment firms, investment vehicles, and Affiliates), (f) Bonderman Family Limited Partnership and its Affiliates, (g) Artal Treasury Ltd. and its Affiliates, (h) any then current officer or director of the Company, or (i) any other Person that the Board determines, in its sole discretion, shall not be deemed to be a Competitor for purposes of this Agreement.
1.4“Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.
1.5“Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.
1.6“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
1.7“Excluded Registration” means (i) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.
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1.8"FOIA Party” means a Person that, in the reasonable determination of the Board of Directors of the Company (the “Board”), may be subject to, and thereby required to disclose non-public information furnished by or relating to the Company under, the Freedom of Information Act, 5 U.S.C. 552 (“FOIA”), any state public records access law, any state or other jurisdiction’s laws similar in intent or effect to FOIA, or any other similar statutory or regulatory requirement.
1.9“Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.
1.10“Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.
1.11“GAAP” means generally accepted accounting principles in the United States.
1.12“Holder” means any holder of Registrable Securities who is a party to this Agreement.
1.13“Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including, adoptive relationships, of a natural person referred to herein.
1.14“Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.
1.15“IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.
1.16“Key Employee” means any executive-level employee (including, division director and vice president-level positions) as well as any employee who, either alone or in concert with others, develops, invents, programs, or designs any Company Intellectual Property (as defined in the Purchase Agreement).
1.17“Major Investor” means an Investor holding at least one million (1,000,000) shares of Preferred Stock (or Common Stock issued upon conversion of Preferred Stock).
1.18“New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.
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1.19"Person" means any individual, corporation, partnership, trust, limited liability company, association or other entity.
1.20"Preferred Director" means each of the Series A Directors and the Series Seed Directors.
1.21"Preferred Stock" means, collectively, shares of the Company's Series Seed Preferred Stock and Series A Preferred Stock.
1.22"Qualified IPO" means the closing of a public offering of shares of Common Stock that would result in an automatic conversion of the Preferred Stock pursuant to Section 5.1 of Article Fourth of the Restated Certificate.
1.23"Registrable Securities" means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock; and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clause (i) above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Subsection 6.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Subsection 2.13 of this Agreement.
1.24"Registrable Securities then outstanding" means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.
1.25"Restated Certificate" means the Company's third amended and restated certificate of incorporation filed with the Secretary of State of Delaware on or about the date hereof, as may be amended and/or restated from time to time.
1.26"Restricted Securities" means the securities of the Company required to be notated with the legend set forth in Subsection 2. l 2(b) hereof.
1.27"SEC" means the Securities and Exchange Commission.
1.28"SEC Rule 144" means Rule 144 promulgated by the SEC under the Securities Act.
1.29"SEC Rule 145" means Rule 145 promulgated by the SEC under the Securities Act.
1.30"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
1.31"Selling Expenses" means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees
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and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Subsection 2.6.
1.32“Series A Preferred Stock” means shares of the Company’s Series A Preferred Stock, par value $0.001 per share.
1.33“Series A Directors” means any directors of the Company that the holders of record of the Series A Preferred Stock are entitled to elect pursuant to the Restated Certificate.
1.34“Series Seed Directors” means any directors of the Company that the holders of record of the Series Seed Preferred Stock are entitled to elect pursuant to the Restated Certificate.
1.35“Series Seed Preferred Stock” means shares of the Company’s Series Seed Preferred Stock, par value $0.001 per share.
2.Registration Rights. The Company covenants and agrees as follows:
2.1Demand Registration.
(a)Form S-1 Demand. If at any time one hundred eighty (180) days after the effective date of the registration statement for the IPO, the Company receives a request from Holders of at least sixty percent (60%) of the Registrable Securities then outstanding that the Company file a Form S-1 registration statement with respect to the Registrable Securities then outstanding with an anticipated aggregate offering price, net of Selling Expenses, of at least $15 million, then the Company shall (x) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (y) as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.
(b)Form S-3 Demand. If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Holders of at least twenty percent (20%) of the Registrable Securities then outstanding that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $3 million, then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given
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by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.
(c)Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Subsection 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Board it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than one hundred twenty (120) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such one hundred twenty (120) day period other than an Excluded Registration.
(d)The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(a): (i) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (ii) after the Company has effected two (2) registrations pursuant to Subsection 2.1(a); or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Subsection 2.1(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(b) (i) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (ii) if the Company has effected two (2) registrations pursuant to Subsection 2.1(b) within the twelve (12) month period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this Subsection 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Subsection 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Subsection 2.1(d).
2.2Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such
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securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Subsection 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Subsection 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Subsection 2.6.
2.3Underwriting Requirements.
(a)If, pursuant to Subsection 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Subsection 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Subsection 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Subsection 2.3, if the managing underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.
(b)In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Subsection 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the
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Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below twenty percent (20%) of the total number of securities included in such offering, unless such offering is the IPO, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other stockholder’s securities are included in such offering. For purposes of the provision in this Subsection 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.
(c)For purposes of Subsection 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Subsection 2.3(a), fewer than fifty percent (50%) of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.
2.4Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:
(a)prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration, and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such one hundred twenty (120) day
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period shall be extended by up to an additional one hundred twenty (120) days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;
(b)prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;
(c)furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;
(d)use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;
(e)in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;
(f)use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;
(g)provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;
(h)promptly make available for inspection by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;
(i)notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and
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(j)after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.
In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.
2.5Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.
2.6Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements, not to exceed $10,000, of one counsel for the selling Holders (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Subsection 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b), as the case may be; provided further that if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.
2.7Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.
2.8Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:
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(a)To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.
(b)To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Subsections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.
(c)Promptly after receipt by an indemnified party under this Subsection 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified
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parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Subsection 2.8, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Subsection 2.8.
(d)To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Subsection 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Subsection 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act maybe required on the part of any party hereto for which indemnification is provided under this Subsection 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Subsection 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Subsection 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder
(e)Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.
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(f)Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Subsection 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement
2.9Reports Under Exchange Act With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:
(a)make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;
(b)use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and
(c)furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form)
2.10Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of sixty- seven percent (67%) of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that (i) would allow such holder or prospective holder (i) to include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Holders that are included; or (ii) allow such holder or prospective holder to initiate a demand for registration of any securities held by such holder or prospective holder; provided that this limitation shall not apply to any additional Investor who becomes a party to this Agreement in accordance with Subsection 6.9.
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2.11“Market Stand-off” Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the registration by the Company of shares of its Common Stock or any other equity securities under the Securities Act on a registration statement on Form S-1 or Form S-3, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days in the case of the IPO, plus up to eighteen (18) additional days as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (1) the publication or other distribution of research reports, and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise The foregoing provisions of this Subsection 2.11 shall apply only to the IPO, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, or the transfer of any shares to any trust for the direct or indirect benefit of the Holder or the immediate family of the Holder, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, and shall be applicable to the Holders only if all officers and directors are subject to the same restrictions and the Company uses commercially reasonable efforts to obtain a similar agreement from all stockholders individually owning more than five percent (5%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock). The underwriters in connection with such registration are intended third-party beneficiaries of this Subsection 2.11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Subsection 2.11 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Holders subject to such agreements, based on the number of shares subject to such agreements.
2.12Restrictions on Transfer.
(a)The Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock and the Registrable Securities
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held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.
(b)Each certificate, instrument, or book entry representing (i) the Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Subsection 2.12(c)) be notated with a legend substantially in the following form:
THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.
THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN INVESTORS’ RIGHTS AGREEMENT, AS AMENDED, AMONG THE COMPANY, THE STOCKHOLDER AND THE OTHER PARTIES THERETO, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.
The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Subsection 2.12.
(c)The holder of such Restricted Securities, by acceptance of ownership thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144; or (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration;
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provided that each transferee agrees in writing to be subject to the terms of this Subsection 2.12. Each certificate, instrument, or book entry representing the Restricted Securities transferred as above provided shall be notated with, except if such transfer is made pursuant to SEC Rule 144, the appropriate restrictive legend set forth in Subsection 2.12(b), except that such certificate instrument, or book entry shall not be notated with such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.
2.13Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Subsections 2.1 or 2.2 shall terminate upon the earlier to occur of:
(a)the closing of a Deemed Liquidation Event, as such term is defined in the Restated Certificate;
(b)following the date on which the Company is subject to the periodic reporting requirements under Section 13 or 15(d) of the Exchange Act, such time as SEC Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation during a three-month period without registration; or
(c)the fifth anniversary of the IPO.
3.3Information Rights.
3.1Delivery of Financial Statements. The Company shall deliver to each Major Investor, provided that the Board has not reasonably determined that such Major Investor is a Competitor:
(a)as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company (i) a balance sheet as of the end of such fiscal year, (ii) statements of income and of cash flows for such fiscal year, and (iii) a statement of stockholders’ equity as of the end of such fiscal year; all such financial statements will be prepared in accordance with GAAP, and may be audited or unaudited as determined by the Board;
(b)as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, unaudited statements of income and cash flows for such fiscal quarter, and an unaudited balance sheet as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments; and (ii) not contain all notes thereto that may be required in accordance with GAAP);
(c)as soon as practicable, but in any event thirty (30) days before the end of each fiscal year, a budget and business plan for the next fiscal year (collectively, the “Budget”), approved by the Board and prepared on a monthly basis, including balance sheets, income statements, and statements of cash flow for such months and, promptly after prepared, any other budgets or revised budgets prepared by the Company; and
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(d)within thirty (30) days following a request by the Major Investor, (i) an unaudited income statement for a given month, and an unaudited balance sheet as of the end of such month, all prepared in accordance with GAAP (except that such financial statements may (x) be subject to normal year-end audit adjustments and (y) not contain all notes thereto that may be required in accordance with GAAP), and (ii) a summary capitalization table as of a given month that will enable such Major Investor to determine its percentage ownership in the Company’s outstanding capital stock.
If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.
Notwithstanding anything else in this Subsection 3.1 to the contrary, the Company may cease providing the information set forth in this Subsection 3.1 during the period starting with the date sixty (60) days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Subsection 3.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.
3.2Inspection. The Company shall permit each Investor (provided that the Board has not reasonably determined that such Investor is a Competitor), at such Investor’s expense, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Subsection 3.2 to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.
3.3Termination of Information. The covenants set forth in Subsection 3.1 and Subsection 3.2 shall terminate and be of no further force or effect upon the earliest to occur of: (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon a Deemed Liquidation Event, as such term is defined in the Restated Certificate.
3.4Confidentiality. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Subsection 3.4 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s
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confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities from such Investor, if such prospective purchaser agrees to be bound by the provisions of this Subsection 3.4; (iii) to any existing or prospective Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.
4.Rights to Future Stock Issuances.
4.1.Right of First Offer. Subject to the terms and conditions of this Subsection 4.1 and applicable securities laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to each Investor. An Investor shall be entitled to apportion the right of first offer hereby granted to it in such proportions as it deems appropriate, among (i) itself and (ii) its Affiliates; provided that each such Affiliate (x) is not a Competitor or FOIA Party, unless such party’s purchase of New Securities is otherwise consented to by the Board, (y) agrees to enter into this Agreement and the Amended and Restated Voting Agreement of even date herewith among the Company, the Investors and the other parties named therein (the “Voting Agreement”), as an “Investor” under each such agreement (provided that any Competitor or FOIA Party shall not be entitled to any rights as an Investor under Subsections 3.1, 3.2 and 4.1 hereof).
(a)The Company shall give notice (the “Offer Notice”) to each Investor, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.
(b)By notification to the Company within twenty (20) days after the Offer Notice is given, each Investor may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that the Registrable Securities then held by such Investor bears to the total number of Registrable Securities then outstanding. At the expiration of such twenty (20) day period, the Company shall promptly notify each Investor that elects to purchase or acquire all the shares available to it (each, a “Fully Exercising Investor”) of any other Investor’s failure to do likewise. During the ten (10) day period commencing after the Company has given such notice, each Fully Exercising Investor may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of shares specified above, up to that portion of the New Securities for which Investors were entitled to subscribe but that were not subscribed for by the Investors which is equal to the proportion that the Registrable Securities then held, by such Fully Exercising Investor bears to the Registrable Securities then held by all Fully Exercising Investors
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who wish to purchase such unsubscribed shares. The closing of any sale pursuant to this Subsection 4.1(b) shall occur within the later of one hundred and twenty (120) days of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Subsection 4.1(c).
(c)If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Subsection 4.1(b), the Company may, during the one hundred and twenty (120) day period following the expiration of the periods provided in Subsection 4.1(b), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Investors in accordance with this Subsection 4.1.
(d)The right of first offer in this Subsection 4.1 shall not be applicable to (i) Exempted Securities (as defined in the Restated Certificate); (ii) shares of Common Stock issued in the IPO; and (iii) the issuance of shares of Preferred Stock pursuant to the Purchase Agreement.
4.2.Termination. The covenants set forth in Subsection 4.1 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, or (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) a Deemed Liquidation Event, as such term is defined in the Restated Certificate, whichever event occurs first.
5.5Additional Covenants.
5.1Insurance. The Company shall use its commercially reasonable efforts to obtain, within ninety (90) days of the date hereof, from financially sound and reputable insurers Directors and Officers liability insurance, each in an amount and on terms and conditions satisfactory to the Board of Directors (including at least a majority of the Preferred Directors then in office), and will use commercially reasonable efforts to cause such insurance policies to be maintained until such time as the Board of Directors (including at least a majority of the Preferred Directors then in office) determines that such insurance should be discontinued. Notwithstanding any other provision of this Section 5.1 to the contrary, for so long as a Preferred Director (as defined in the Restated Certificate) is serving on the Board of Directors, the Company shall not cease to maintain a Directors and Officers liability insurance policy unless approved by such Preferred Director, and the Company shall annually, within one hundred twenty (120) days after the end of each fiscal year of the Company, deliver to the Preferred Directors a certification that such a Directors and Officers liability insurance policy remains in effect.
5.2Employee Agreements. The Company will cause each person now or hereafter employed by it or by any subsidiary (or engaged by the Company or any subsidiary as
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a consultant/independent contractor) with access to confidential information and/or trade secrets to enter into a nondisclosure and proprietary rights assignment agreement. In addition, the Company shall not amend, modify, terminate, waive, or otherwise alter, in whole or in part, any of the above-referenced agreements or any restricted stock agreement between the Company and any employee, without the approval of a majority of the Board of Directors (including at least a majority of the Preferred Directors then in office).
5.3Employee Stock. Unless otherwise approved by the Board (including at least a majority of the Preferred Directors then in office) all future employees and consultants of the Company who purchase, receive options to purchase, or receive awards of shares of the Company’s capital stock after the date hereof shall be required to execute restricted stock or option agreements, as applicable, providing for (i) vesting of shares over a four (4) year period, with the first twenty-five percent (25%) of such shares vesting following twelve (12) months of continued employment or service, and the remaining shares vesting in equal monthly installments over the following three (3) years, (ii) the immediate expiration of all unvested options upon an employee’s or consultant’s, as applicable, termination or resignation from the Company, (iii) a ninety (90) day exercise period for an employee or consultant, as applicable, to exercise vested options upon an employee’s or consultant’s, as applicable, termination or resignation, and (iv) a market stand-off provision substantially similar to that in Subsection 2.11. Without the prior approval of the Board (including at least a majority of the Preferred Directors then in office), the Company shall not amend, modify, terminate, waive or otherwise alter, in whole or in part, any stock purchase, stock restriction or option agreement with any existing employee or service provider if such amendment would cause it to be inconsistent with this Subsection 5.3. In addition, unless otherwise approved by the Board (including at least a majority of the Preferred Directors then in office) the Company shall retain a “right of first refusal” on employee transfers until the Company’s IPO and shall have the right to repurchase unvested shares at cost upon termination of employment of a holder of restricted stock.
5.4Board Matters. Unless otherwise determined by the vote of a majority of the directors then in office, the Board shall meet at least quarterly in accordance with an agreed- upon schedule. The Company shall reimburse the directors for all reasonable and documented out-of-pocket expenses (consistent with Company policies) incurred in connection with attending meetings of the Board. Each Preferred Director shall be entitled in such person’s discretion to be a member of any committee of the Board of Directors.
5.5Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board as in effect immediately before such transaction, whether such obligations are contained in the Company’s Bylaws, the Restated Certificate, or elsewhere, as the case may be.
5.6Indemnification Matters. The Company hereby acknowledges that one (1) or more of the directors nominated to serve on the Board by the Investors (each a “Fund Director”) may have certain rights to indemnification, advancement of expenses and/or
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insurance provided by one or more of the Investors and certain of their affiliates (collectively, the “Fund Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to any such Fund Director are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Fund Director are secondary), (b) that it shall be required to advance the full amount of expenses incurred by such Fund Director and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such Fund Director to the extent legally permitted and as required by the Restated Certificate or Bylaws of the Company (or any agreement between the Company and such Fund Director), without regard to any rights such Fund Director may have against the Fund Indemnitors, and, (c) that it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Fund Indemnitors on behalf of any such Fund Director with respect to any claim for which such Fund Director has sought indemnification from the Company shall affect the foregoing and the Fund Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Fund Director against the Company
5.7Additional Approvals. Without the approval of the Board (including the affirmative vote or consent of a majority of the Preferred Directors then in office), the Company shall not, either directly or indirectly by amendment, merger, consolidation or otherwise (i) consummate a “Deemed Liquidation Event” as defined in the Restated Certificate, (ii) issue or obligate itself to issue any New Securities (other than Exempted Securities, shares of Common Stock issued in the IPO, or shares of Preferred Stock issued pursuant to the Purchase Agreement) or (iii) sell, assign, license, pledge, or encumber any material intellectual property assets, other than non-exclusive licenses granted in the ordinary course of business.
5.8CFIUS Matters. To the extent that the Company engages in the design, fabrication, development, testing, production or manufacture of critical technologies within the meaning of the Defense Production Act of 1950, as amended, including all implementing regulations thereof, whether because of a new categorization of technology by the U.S. government or otherwise, the Company shall promptly provide notice to Omega Fund V, L.P. (“Omega”).
5.9Termination of Covenants. The covenants set forth in this Section 5, except for Subsections 5.5 and 5.6, shall terminate and be of no further force or effect upon the earliest to occur of: (i) immediately before the consummation of the IPO; (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act; or (iii) upon a Deemed Liquidation Event, as such term is defined in the Restated Certificate.
6.Miscellaneous.
6.1Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable
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Securities that (i) is an Affiliate of a Holder; (ii) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; or (iii) after such transfer, holds at least 100,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations); provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Subsection 2.11. For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (1) that is an Affiliate or stockholder of a Holder; (2) who is a Holder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.
6.2Governing Law. This Agreement and any controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware to the extent applicable, and to the extent the General Corporation Law of the State of Delaware is not applicable, the laws of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than such laws.
6.3Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
6.4Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.
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6.5Notices.
(a)All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on Schedule A hereto, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Subsection 6.5. If notice is given to the Company, a copy (which shall not constitute notice) shall also be sent to Fredrikson & Byron, P.A., 200 South Sixth Street, Suite 4000, Minneapolis, MN 55402-1425, Attn: Christopher J. Melsha, Esq., email: .
(b)Each Investor consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic transmission pursuant to Section 232 of the DGCL (or any successor thereto) at the electronic mail address or the facsimile number set forth below such Investor’s name on the Schedules hereto, as updated from time to time by notice to the Company, or as on the books of the Company. To the extent that any notice given by means of electronic transmission is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected electronic mail address has been provided, and such attempted Electronic Notice shall be ineffective and deemed to not have been given. Each Investor agrees to promptly notify the Company of any change in such stockholder’s electronic mail address, and that failure to do so shall not affect the foregoing.
6.6Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of sixty-seven percent (67%) of the Registrable Securities then outstanding; provided that the Company may in its sole discretion waive compliance with Subsection 2.12(c) (and the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Subsection 2.12(c) shall be deemed to be a waiver); and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. In addition, any amendment or waiver of (i) Section 5.7 shall require the approval of the Board (including the affirmative vote or consent of a majority of the Preferred Directors then in office), and (ii) Section 5.8 shall require the consent of Omega. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, termination, or waiver applies to all Investors in the same fashion (it being agreed that a waiver of the provisions of Section 4 with respect to a particular transaction shall be deemed to apply to all
23

Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction). The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver. Any amendment, termination, or waiver effected in accordance with this Subsection 6.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.
6.7Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.
6.8Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.
6.9Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of the Company’s Preferred Stock after the date hereof, any purchaser of such shares of Preferred Stock shall, as a condition to such issuance, become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.
6.10Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled. Upon the effectiveness of this Agreement, the Prior Agreement shall terminate and be of no further force and effect and shall be superseded and replaced in its entirety by this Agreement.
6.11Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of New York or the United States District Court for the Southern District of New York, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune
24

from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.
WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.
6.12Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.
[Remainder of Page Intentionally Left Blank]
25

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

KRONOS BIO, INC.

By:	/s/ Norbert W. Bischofberger

Name:	Norbert W. Bischofberger
Title:	President and Chief Executive Officer

Address:	1300 S. El Camino Real
Suite 300
San Mateo, CA 94402
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

SEAVIEW TRUST

By:	/s/ Hannah Ackerman
Name:	Hannah Ackerman
Title:	Trustee
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

BELLCO CAPITAL, LLC

By:	/s/ Joshua Bradley
Name:	Joshua Bradley
Title:	Executive Officer
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

VECCHIA PARTNERS, LTD.

By:	/s/ Rebecka Belldegrun
Name:	Rebecka Belldegrun
Title:	Director
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):
Entity Name:	Tampere Trust
By:	/s/ Mark Lewis & Karen Oliver
Name:	Mark Lewis & Karen Oliver
(signature)
Title:	Directors of Novatrust Limited as
trustee of the Tampere Trust

This Agreement is entered into by Novatrust
Limited in its capacity as trustee only of the
Tampere Trust and its
liability hereunder is limited to the property
held by it from time to time as trustee only of
that Trust

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):
Entity Name:	Adrenalin Properties Limited
By:	/s/ Mark Lewis & Karen Oliver
(signature)
Name:	Chaumont (Directors) limited
Title:	Sole Corporate Director

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

Ron-BCT

By:	/s/ Hanna Ackerman
Name:	Hanna Ackerman
Title:	Trustee

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

Mia-BCT

By:	/s/ Hanna Ackerman
Name:	Hanna Ackerman
Title:	Trustee
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

Daniel-BCT

By:	/s/ Hanna Ackerman
Name:	Hanna Ackerman
Title:	Trustee
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

PZS-MIA GCT

By:	/s/ Hanna Ackerman
Name:	Hanna Ackerman
Title:	Trustee
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

PZS-Ben BCT

By:	/s/ Hanna Ackerman
Name:	Hanna Ackerman
Title:	Trustee
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

JOSHUA A. KAZAM AND JOIA KAZAM, JTWROS

/s/ Joshua A. Kazam
Joshua A. Kazam

/s/ Joia Kazam
Joia Kazam
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):
Entity Name:	David Tanen Revocable Grantor Trust
By:	/s/ Gregory Kiernan
(signature)
Name:	Gregory Kiernan
Title:	Trustee
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):
Entity Name:	Sonostar Ventures LLC
By:	/s/ Gregory Kiernan
(signature)
Name:	Gregory Kiernan
Title:	Pres. & CEO
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

/s/ Gregory Kiernan
(signature)

Gregory Kiernan
(print name)

If an Entity (Including a trust):
Entity Name:
By:
(signature)
Name:
Title:

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):
Entity Name:	Kiernan Family Trust
By:	/s/ Vera H. Kiernan
(signature)
Name:	Vera H. Kiernan
Title:	Trustee
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

/s/ Owen Witte
(signature)

Owen Witte
(print name)

If an Entity (Including a trust):
Entity Name:
By:
(signature)
Name:
Title:

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):
Entity Name:	Chang 2006 Family Trust
By:	/s/ David D Chang & Jane Chang
(signature)
Name:	David D Chang & Jane Chang
Title:	co-Trustees
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):
Entity Name:	Julia Chang 2018 Irrevocanle Trust
By:	/s/ David D Chang
(signature)
Name:	David Chang
Title:	Trustee
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):
Entity Name:	Robert Chang 2018 Irrevocanle Trust
By:	/s/ David D Chang
(signature)
Name:	David Chang
Title:	Trustee
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

/s/ Christopher M. Wilfong
(signature)

Christopher M. Wilfong
(print name)

If an Entity (Including a trust):
Entity Name:
By:
(signature)
Name:
Title:

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

OMEGA FUND V, L.P.
By:	OMEGA FUND V GP, L.P. its General Partner
By:	OMEGA FUND V GP MANAGER, LTD. its General Partner

By:	/s/ A-M Paster
Name:	A-M Paster
Title:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):
Entity Name:	Linda C. Barnes, Trustee of the
Linda C. Barnes Living Trust, dated 11/8/18
By:	/s/ Linda C. Barnes
(signature)
Name:	Linda C. Barnes
Title:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):
Entity Name:	Navins Living Trust UAD 1/14/16
By:	/s/ Scott Navins
(signature)
Name:	Scott Navins
Title:	Trustee
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

/s/ Veer Bhavnagri
(signature)

Veer Bhavnagri
(print name)

If an Entity (Including a trust):
Entity Name:
By:
(signature)
Name:
Title:

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

/s/ Steven Blum
(signature)

Steven Blum
(print name)

If an Entity (Including a trust):
Entity Name:
By:
(signature)
Name:
Title:

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

/s/ Marius Pop
(signature)

Marius Pop
(print name)

If an Entity (Including a trust):
Entity Name:
By:
(signature)
Name:
Title:

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

NORBERT W & INGER A
BISCHOFBERGER REVOCABLE INTER
VIVOS TRUST, DTD AUGUST 29, 1994

/s/ Norbert Bischofberger
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):
Entity Name:	Nexus Development PA, LLC
By:	/s/ John C. Martin
(signature)
Name:	John C. Martin
Title:	President
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):
Entity Name:	Vida Ventures
By:	/s/ Stefan Vitorovic
(signature)
Name:	Stefan Vitorovic
Title:	Managing Director
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

LG LANGE III TRUST DTD 10/12/16

By:	/s/ Louis Lange
Name:	Louis Lange
Title:	Trustee
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):
Entity Name:	GV 2019, L.P. By: GV 2019 GP, L.O., its General Partner By: GV 2019 GP, L.L.C., its General Partner
By:	/s/ Daphne Chang
(signature)
Name:	Daphne M Chang
Title:	Authorized Signatory
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):
Entity Name:	Perceptive Life Sciences Master Fund, LTD.
By:	/s/ James H Mannix
(signature)
Name:	James H Mannix
Title:	COO
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):
Entity Name:	Nextech V Oncology SCS, SICAV - SIF
By:	/s/ James Pledger
(signature)
Name:	James Pledger
Title:	Manager
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

POLARIS PARTNERS VIII, L.P.
By:	POLARIS PARTNERS GP VIII, L.L.C.
Its: GENERAL PARTNER

By:	/s/ Lauren Crockett
Lauren Crockett
Attorney-in-fact

POLARIS ENTREPERNEURS’ FUND VIII, L.P.
By:	POLARIS PARTNERS GP VIII, L.L.C.
Its: GENERAL PARTNER

By:	/s/ Lauren Crockett
Lauren Crockett
Attorney-in-fact

LS POLARIS INNOVATION FUND, L.P.
By:	LS POLARIS INNOVATION GP, L.L.C
Its: GENERAL PARTNER

By:	/s/ Lauren Crockett
Lauren Crockett
Attorney-in-fact
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

/s/ Joshua Bradley
(signature)

Joshua Bradley
(print name)

If an Entity (Including a trust):
Entity Name:
By:
(signature)
Name:
Title:

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

/s/ Andrew Riley
(signature)

Andrew Riley
(print name)

If an Entity (Including a trust):
Entity Name:
By:
(signature)
Name:
Title:

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

/s/ Jerry I. Speyer
(signature)

Jerry I. Speyer
(print name)

If an Entity (Including a trust):
Entity Name:
By:
(signature)
Name:
Title:

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

/s/ Robert J. Speyer
(signature)

Robert J. Speyer
(print name)

If an Entity (Including a trust):
Entity Name:
By:
(signature)
Name:
Title:

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

BROTHERS EQUITIES LLC

By:	/s/ Jeffrey V. Mandel
Jeffrey V. Mandel
Authorized Signatory
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

BROTHERS EQUITIES LLC

By:	/s/ Paul Galiano
Paul Galiano
Managing Member
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

/s/ Aaron Kazam/ Samantha Kazam
(signature)

Aaron Kazam & Samantha Kazam
(print name)

If an Entity (Including a trust):
Entity Name:
By:
(signature)
Name:
Title:

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

/s/ Philip P. Gutry
(signature)

Philip P. Gutry
(print name)

If an Entity (Including a trust):
Entity Name:
By:
(signature)
Name:
Title:

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):
Entity Name:	The Carrithers Family Trust DTD 3/8/2017
By:	/s/ Traci L Carrithers
(signature)
Name:	Traci L Carrithers
Title:	Exec Coordinator/Operations Manager
/s/ Shannon F Carrithers
Name:	Shannon F Carrithers
Title:	RN
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

/s/ Ronald I Dozoretz
(signature)

Ronald I Dozoretz
(print name)

If an Entity (Including a trust):
Entity Name:
By:
(signature)
Name:
Title:

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):
Entity Name:	Bonderman Family Limited Partnership
By:	/s/ Clive Bode
(signature)
Name:	Clive Bode
Title:	President
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

/s/ Tatiana Kedel
(signature)

Tatiana Kedel
(print name)

If an Entity (Including a trust):
Entity Name:
By:
(signature)
Name:
Title:

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):
Entity Name:	KBV LLC.
By:	Kingsbrook Opportunities GP LLC, its manager
By:	/s/ Scott M Walker
(signature)
Name:	Scott M Walker
Title:	Managing Member
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):
Entity Name:	Artal Treasury Ltd.
By:	/s/ Kirsty Philippe
(signature)
Name:	Kirsty Philippe
Title:	Director

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENTS

Exhibit 4.2
Execution Version
AMENDMENT TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
THIS AMENDMENT TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Amendment”) is made as of August 20, 2020, by and among Kronos Bio, Inc., a Delaware corporation (the “Company”), and the other individuals and entities listed on the signature pages hereto (the “Investors”), and amends that certain Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, by and among the Company and the investors listed on Schedule A thereto (the “Agreement”).
RECITALS
A.The Company and the Investors have agreed to enter into this Amendment to modify the terms of the Agreement in connection with the sale and issuance of convertible promissory notes of the Company (the “Notes”) pursuant to that certain Note Purchase Agreement, dated as of the date hereof, by and among the Company and the purchasers listed on Exhibit A thereto.
B.The Agreement provides that any term of the Agreement may be amended only with the written consent of the Company and the holders of 67% of the Registrable Securities (as defined in the Agreement) then outstanding; provided that any amendment to Section 5.8 of the Agreement shall require the consent of Omega (as defined in the Agreement).
AGREEMENT
The parties hereby agree as follows:
1.Section 1.23 of the Agreement is hereby amended and restated to read in full as follows:
““Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock; (ii) any Common Stock issued upon conversion of the Notes in connection with an Initial Public Offering (as defined in the Notes); and (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clauses (i) and (ii) above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Subsection 6.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Subsection 2.13 of this Agreement. For purposes of this Section 1.23, “Notes” shall mean the Company’s convertible promissory notes issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.”
2.Section 2.11 of the Agreement is hereby amended and restated to read in full as follows:
““Market Stand-off” Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the IPO, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days (the “Lock-Up Period”)), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any
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option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately prior to the effective date of the registration statement for the IPO or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Subsection 2.11 shall: (A) apply only to the IPO; (B) not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, or the transfer of any shares to any trust for the direct or indirect benefit of the Holder or the immediate family of the Holder, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value; provided, however, that the foregoing restrictions shall not apply, in the case of a Holder that is an entity, to the transfer of any shares to an Affiliate of such Holder or any of the Holder’s stockholders, members, partners or other equity holders, provided that such Affiliate, stockholder, member, partner or other equity holder agrees to be bound in writing by the restrictions set forth herein and no public disclosure or filing under the Exchange Act by any party to the transfer (the Holder, Affiliate, stockholder, member, partner or other equity holder) shall be required, or made voluntarily, during the Lock-up Period; (C) be applicable to the Holder only if all officers, directors, and stockholders individually owning more than 1% of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding shares of Preferred Stock) are subject to the same restrictions; and (D) not apply to any sale or transfer of, or other transactions relating to, any shares acquired (x) from the underwriters in the IPO or (y) in open market transactions on or after the IPO. In addition, if any officer, director or stockholder of the Company is granted an early release from the restrictions described in this Section 2.11 during the Lock-Up Period with respect to more than 1% in the aggregate of the Company’s total outstanding common stock (whether in one or multiple releases), then the Holder shall also be granted an early release from its obligations hereunder on a pro rata basis with all other record or beneficial holders of similarly restricted securities of the Company based on the maximum percentage of shares held by any such record or beneficial holder being released from such holder’s lock-up agreement; provided, however, that in the case of an early release from the restrictions described herein during the Lock-Up Period in connection with an underwritten public offering, whether or not such offering or sale is wholly or partially a secondary offering of common stock (an “Underwritten Sale”), such early release shall only apply with respect to the Holder’s participation in such Underwritten Sale so long as such Holder is given the ability to participate in such Underwritten Sale on a proportionate basis with the holder being released. The underwriters in connection with such registration are intended third party beneficiaries of this Subsection 2.11 and shall have the right, power and authority to enforce the provisions hereof as though they were a
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party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Subsection 2.11 or that are necessary to give further effect thereto.”
3.Section 2.12 of the Agreement is hereby amended and restated to read in full as follows:
“Restrictions on Transfer.
(a)The Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement. Notwithstanding the foregoing, the Company shall not require any transferee of shares pursuant to an effective registration statement or, following the IPO, pursuant to SEC Rule 144, in each case, to be bound by the terms of this Agreement.
(b)Each certificate, instrument, or book entry representing (i) the Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Subsection 2.12(c)) be notated with a legend substantially in the following form:
THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.
THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN INVESTORS’ RIGHTS AGREEMENT, AS AMENDED, AMONG THE COMPANY, THE STOCKHOLDER AND THE OTHER PARTIES THERETO, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.
The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Subsection 2.12.
(c)The holder of such Restricted Securities, by acceptance of ownership thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction or, following the IPO, the transfer is made pursuant to SEC Rule 144, the Holder thereof shall give notice to the Company of such Holder’s intention to effect
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such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144; (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration or (z) in any internal transaction in which such Holder transfers Restricted Securities to an Affiliate of such Holder that is an entity and that is ultimately controlled by the same parent company as the Holder (or is the ultimate parent company of the Holder); provided that, with respect to transfers under the foregoing clauses (y) and (z), each transferee agrees in writing to be subject to the terms of this Subsection 2.12. Each certificate, instrument, or book entry representing the Restricted Securities transferred as above provided shall be notated with, except if such transfer is made pursuant to SEC Rule 144 or pursuant to an effective registration statement, the appropriate restrictive legend set forth in Subsection 2.12(b), except that such certificate instrument, or book entry shall not be notated with such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act. Notwithstanding the foregoing, the Company shall be obligated to reissue promptly unlegended certificates or book entries at the request of any Holder thereof if the Company has completed its IPO and the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification and legend, provided that the second legend listed above shall be removed only at such time as the Holder of such certificate is no longer subject to any restrictions hereunder.”
4.Section 5.8 of the Agreement is hereby amended and restated to read in full as follows:
“CFIUS Matters. To the extent that the Company engages in the design, fabrication, development, testing, production or manufacture of critical technologies within the meaning of the Defense Production Act of 1950, as amended, including all implementing regulations thereof, whether because of a new categorization of technology by the U.S. government or otherwise, the Company shall promptly provide notice to (i) Omega Fund V, L.P. (“Omega”), (ii) Surveyor, (iii) Hillhouse and (iv) Nextech V Oncology S.C.S, SICA-SIF (the “CFIUS Notice Parties”). The Company covenants and agrees that it shall not grant access to any material non-public technical information (as defined in the DPA) to the CFIUS Notice Parties or any of their respective representatives.”
5.Schedule A of the Agreement is hereby amended to add the investors listed on Exhibit A attached hereto (each such investor, a “New Investor”). Upon the execution of the counterpart signature page attached hereto as Exhibit B, each New Investor shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Agreement with respect to the Common Stock issued upon conversion of the Notes in connection with an Initial Public Offering (as defined in the Notes).
6.All other provisions of the Agreement shall remain in full force and effect.
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7.This Amendment may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.
8.This Amendment shall be construed in accordance with the laws of the State of Delaware, excluding conflicts of laws principles.
9.This Amendment and the Agreement and all exhibits hereto or thereto are intended to be the sole agreement of the parties as they relate to the subject matter hereof and thereof and do hereby supersede all other agreements of the parties relating to the subject matter hereof or thereof.
[Signature pages follow]
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IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

COMPANY:

KRONOS BIO, INC.

By:	/s/ Norbert W. Bischofberger
Norbert W. Bischofberger, Ph.D.,President and Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

/s/ Aaron Kazam
Aaron Kazam

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

Adrenalin Properties Ltd.

By:	/s/ Mark Lewis /s/ Paul Matthams

Printed Name:	Chaumont (Directors) Limited
Directors:Adrenalin Properties Limited

Title:	Directors

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

/s/ Andrew Riley
Andrew Riley

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

Bonderman Family Limited Partnership
By:	Bond Management GP, LLC, its general partner

Name	/s/ Clive D. Bode

Printed Name:	Clive D. Bode

Title:	President

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

Brothies Equities LLC

By:	/s/ Jeffery Mandel

Printed Name:	Jeffery Mandel

Title:	Mr

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

Blum, Steven and Kate (JTWROS)

By:	/s/ Steven Blum

Printed Name:	Steven Blum

Title:	Trustee, Blum/Crosby Investment Trust of 2017

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

Chang 2006 Family Trust

By:	/s/ David Chang

Printed Name:	David Chang

Title:	co-trustee

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

/s/ Christopher Wilfong
Christopher Wilfong

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

/s/ Daniel Belldegrun
Daniel Belldegrun

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

Daniel-BCT

By:	/s/ Hanna Ackerman

Printed Name:	Hanna Ackerman

Title:	Trustee

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

/s/ David Freeman
David Freeman

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

/s/ David Tanen
David Tanen

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

David Tanen Revocable Grantor Trust

By:	/s/ Gregory F. Kiernan

Printed Name:	Gregory F. Kiernan

Title:	Trustee

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

David Tanen Dynasty Trust (Jessica Collins Trustee)

By:	/s/ Jessica Collins

Printed Name:	Jessica Collins

Title:	Trustee

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

Dominick Fernando Mills Jr. and Christine Anne Cassiano Family Trust (dtd 2/25/15 restated 11/15/17)

By:	/s/ Dominick Mills	/s/ Christine Cassiano

Printed Name:	Dominick Mills	Christine Cassiano

Title:	Trustee	Trustee

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

Galiano Family Holdings, LLC

By:	/s/ Paul Galiano

Printed Name:	Paul Galiano

Title:	Managing member

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

/s/ Gregory F. Kiernan
Gregory F. Kiernan

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

GV 2019, L.P.

By:	GV 2019 GP, L.P., its General Partner

By:	GV 2019 GP, L.L.C., its General Partner

By:	/s/ Daphne Chang
Daphne M. Chang, Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

Invus Public Equities, L.P.

By:	/s/ Raymond Debbane
Raymond Debbane, President of its General Partner

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

/s/ Jerry Speyer
Jerry Speyer

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

Joshua A Kazam Irrevocable Grantor Trust

By:	/s/ Gregory F. Kiernan

Printed Name:	Gregory F. Kiernan

Title:	Trustee

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

/s/ Joshua Bradley
Joshua Bradley

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

KB/V LLC

By:	Kingsbrook Opportunities GP LLC, its Manager

By:	/s/ Adam Chill
Adam J. Chill, Managing Member

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

Kiernan Family Trust

By:	/s/ Vera Kiernan

Printed Name:	Vera Kiernan

Title:	Trustee

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

LG Lange Trust III DTD 12/10/16

By:	/s/ Lou Lange
Lou Lange, Trustee

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

Linda C. Barnes Living Trust dtd 11/8/18

By:	/s/ Linda Barnes

Printed Name:	Linda Barnes

Title:	Trustee

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

LS Polaris Innovation Fund, L.P.

By:	LS Polaris Innovation Fund GP, L.L.C., its General Partner

By:	/s/ Lauren Crockett

Printed Name:	Lauren Crockett

Title:	Attorney-in-fact

Address:

Email:

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

/s/ Marius Pop
Marius Pop

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

/s/ Mia Funt
Mia Funt

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

Mia-BCT

By:	/s/ Hanna Ackerman

Printed Name:	Hanna Ackerman

Title:	Trustee

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

Nextech V Oncology S.C.S., SICVAF-SIF

By:	/s/ Philippe Detournay /s/ Dalia Bleyer

Name:	Philippe Detournay	Dalia Bleyer

Title:	Manager	Manager

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

Nexus Development PA, LLC (Martin)

By:	/s/ John C. Martin, Ph.D.

Printed Name:	John C. Martin, Ph.D.

Title:	president

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

Norbert W & Inger A Bischofberger Revocable Inter Vivos Trust, dtd August 29, 1994

By:	/s/ Nobert Bischofberger

Printed Name:	Nobert Bischofberger

Title:	President and CEO

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

Novatrust Limited as Trustees of Tampere Trust

By:	/s/ Mark Lewis	/s/ Paul Matthams

Novatrust Limited as trustees of Directors Tampere Trust
Printed Name:	Mark Lewis Paul Matthams

Title:	Directors

This Agreement is entered into by Novatrust Limited in its capacity as trustee only of the Tampere Trust and its liability hereunder is limited to the property held by it from time to time as trustee only of that Trust.

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

Omega Fund V, L.P.

By:	Omega Fund V GP, L.P., its General Partner
By:	Omega Fund V GP Manager, Ltd., its General Partner

By:	/s/ Anne-Mari Paster
Printed Name:	Anne-Mari Paster
Title:	Director

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

/s/ Owen Witte
Owen Witte

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

/s/ Philip Gutry
Philip Gutry

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

PERCEPTIVE LIFE SCIENCES MASTER FUND, LTD.

By:	Perceptive Advisors, LLC

By:	/s/ James H. Mannix
James H. Mannix

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

Polaris Entrepreneurs’ Fund VIII, L.P.

By:	Polaris Partners GP VIII, L.L.C. its General Partner

By:	/s/ Lauren Crockett
Printed Name:	Lauren Crockett
Title:	Attorney-in-fact

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

PZS-Benjamin GCT

By:	/s/ Hanna Ackerman
Printed Name:	Hanna Ackerman
Title:	Trustee

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

PZS-Benjamin GCT

By:	/s/ Hanna Ackerman
Printed Name:	Hanna Ackerman
Title:	Trustee

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

/s/ Ron Belldegrun
Ron Belldegrun

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

/s/ Robert Speyer
Robert Speyer

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

Ron-BCT

By:	/s/ Hanna Ackerman
Printed Name:	Hanna Ackerman
Title:	Trustee

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

Seaview Trust

By:	/s/ Hanna Ackerman
Printed Name:	Hanna Ackerman
Title:	Trustee

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

Sonostar Ventures, LLC

By:	/s/ Gregory F. Kiernan
Printed Name:	Gregory F. Kiernan
Title:	President and CEO

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

/s/ Tatiana Kedel
Tatiana Kedel

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

Vecchia Partners, Ltd.

By:	/s/ Rebecka Belldegrun
Printed Name:	Rebecka Belldegrun
Title:	President and CEO

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

/s/ Veer Bhavnagri
Veer Bhavnagri

IN WITNESS WHEREOF, the parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement to be effective as of the date first above written.

INVESTORS:

Vida Ventures, LLC

By:	/s/ Jean-Philippe Kouakou-Zebouah
Printed Name:	Jean-Philippe Kouakou-Zebouah
Title:	CFO & COO

EXHIBIT A
Investors
American Funds Insurance Series - Global Small Capitalization Fund
(Cap Group)
SMALLCAP World Fund, Inc. (Cap Group)
Fidelity Growth Company Commingled Pool
Fidelity Mt. Vernon Street Trust : Fidelity Growth Company K6 Fund
Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund
Fidelity Mt. Vernon Street Trust: Fidelity Series Growth Company Fund
Fidelity Select Portfolios: Biotechnology Portfolio
T. ROWE PRICE NEW HORIZONS FUND, INC.
T. ROWE PRICE NEW HORIZONS TRUST
T. ROWE PRICE U.S. EQUITIES TRUST
MASSMUTUAL SELECT FUNDS - MASSMUTUAL SELECT T. ROWE PRICE
SMALL AND MID CAP BLEND FUND
T. ROWE PRICE HEALTH SCIENCES FUND, INC.
TD MUTUAL FUNDS - TD HEALTH SCIENCES FUND
VALIC COMPANY I - HEALTH SCIENCES FUND
T ROWE PRICE HEALTH SCIENCES PORTFOLIO
BLACKROCK HEALTH SCIENCES MASTER UNIT TRUST
BlackRock Health Sciences Opportunities Portfolio, a Series of BlackRock
Funds
BLACKROCK HEALTH SCIENCES TRUST
BLACKROCK HEALTH SCIENCES TRUST II
CASDIN PARTNERS MASTER FUND, L.P.
(1 of 2)
CASDIN PARTNERS MASTER FUND, L.P.
(2 of 2)
SUM XII Holdings Limited
(Hillhouse)
CITADEL MULTI-STRATEGY EQUITIES MASTER FUND LTD.
(Surveyor)
Woodline Master Fund LP
EcoR1 Capital Fund Qualified, L.P.
EcoR1 Capital Fund, L.P.
EcoR1 Venture Opportunity Fund, L.P.
COMMODORE CAPITAL MASTER LP
GC&H Investments, LLC
(Cooley)
Avis Bohlen
Beth E. Dozoretz
Daniel D’Orazi

Emanuel Bischofberger
Eric Schmidt
Hanna Ackerman
James Economou, M.D.
SITOMER LLC
Lesley Chao
Peter Sisitsky
PZS Ron-GCT
Ran Nussbaum
Timothy Stoll
2006 Todd B. Sisitsky and Hooly R. Hagens Revocable Trust
Tomer Kariv
TwoPals, INC.LLC

EXHIBIT B
COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR

American Funds Insurance Series - Global Small Capitalization Fund

By:	Capital Research and Management Company, for and on behalf of American Funds Insurance Series – Global Small Capitalization Fund

By:	/s/ Walter R. Burkley

Printed Name:	Walter R. Burkley

Title:	Authorized Signatory

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR

SMALLCAP World Fund, Inc.
By:	Capital Research and Management Company, for and on behalf of SMALLCAP World Fund, Inc.

By:	/s/ Walter R. Burkley

Printed Name:	Walter R. Burkley

Title:	Authorized Signatory

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR

Fidelity Growth Company Commingled Pool

By:	Fidelity Management Trust Company, its Trustee

By:	/s/ Christopher Maher

Printed Name:	Christopher Maher

Title:	Authorized Signatory

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR

Fidelity Mt. Vernon Street Trust : Fidelity Growth Company K6 Fund

By:	/s/ Christopher Maher

Printed Name:	Christopher Maher

Title:	Authorized Signatory

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR

Fidelity Mt. Vernon Street Trust : Fidelity Growth Company Fund

By:	/s/ Christopher Maher

Printed Name:	Christopher Maher

Title:	Authorized Signatory

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR

Fidelity Mt. Vernon Street Trust: Fidelity Series Growth Company Fund

By:	/s/ Christopher Maher

Printed Name:	Christopher Maher

Title:	Authorized Signatory

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR

Fidelity Select Portfolios: Biotechnology Portfolio

By:	/s/ Christopher Maher

Printed Name:	Christopher Maher

Title:	Authorized Signatory

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR

T.ROWE PRICE NEW HORIZONS FUND, INC T. ROWE PRICE NEW HORIZONS TRUST T. ROWE PRICE U.S. EQUITIES TRUST MASSMUTUAL SELECT FUNDS - MASSMUTUAL SELECT T. ROWE PRICE SMALL AND MID CAP BLEND FUND

By:	Each account, severally and not jointly

By:	T. Rowe Price Associates, Inc., its Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Andrew Baek, Vice President, Senior Legal applicable

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR

T.ROWE PRICE HEALTH SCIENCES FUND, INC. TD MUTUAL FUNDS - TD HEALTH SCIENCES FUND VALIC COMPANY I - HEALTH SCIENCES FUND T. ROWE PRICE HEALTH SCIENCES PORTFOLIO

By:	Each account, severally and not jointly

By:	T. Rowe Price Associates, Inc., its Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Andrew Baek, Vice President, Senior Legal
Counsel

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR

BLACKROCK HEALTH SCIENCES MASTER UNIT TRUST

By:	BlackRock Capital Management, Inc, its Investment Adviser

By:	/s/ Hongying Erin Xie

Printed Name:	Hongying Erin Xie

Title:	Managing Director

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR

BlackRock Health Sciences Opportunities Portfolio, a Series of BlackRock Funds

By:	BlackRock Advisors, LLC, its Investment Adviser

By:	/s/ Hongying Erin Xie

Printed Name:	Hongying Erin Xie

Title:	Managing Director

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR

BLACKROCK HEALTH SCIENCES TRUST

By:	BlackRock Advisors, LLC, its Investment Adviser

By:	/s/ Hongying Erin Xie

Printed Name:	Hongying Erin Xie

Title:	Managing Director

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR

BLACKROCK HEALTH SCIENCES TRUST II

By:	BlackRock Advisors, LLC, its Investment Adviser

By:	/s/ Hongying Erin Xie

Printed Name:	Hongying Erin Xie

Title:	Managing Director

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR

CASDIN PARTNERS MASTER FUND, L.P.

By:	Casdin Partners GP, LLC, its General Partner

By:	/s/ Kevin O’Brien
Kevin O’Brien, General Counsel

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR

CASDIN VENTURE OPPORTUNITIES FUND, L.P
FUND, L.P

By:	Casdin Venture Opportunities Fund GP, LLC, its General Partner

By:	/s/ Kevin O’Brien
Kevin O’Brien, General Counsel

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR

SUM XII Holdings Limited

By:	/s/ Colm O’Connell
Colm O’Connell, Authorized Signatory

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR

CITADEL MULTI-STRATEGY EQUITIES MASTER FUND LTD.

By:	Citadel Advisors LLC, its portfolio manager

By:	/s/ Shellane Mulcahy

Printed Name:	Shellane Mulcahy

Title:	Authorized Signatory

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR

EcoR1 Capital Fund Qualified, L.P.

By:	EcoR1 Capital, LLC, its General Partner

By:	/s/ Oleg Nodelman
Oleg Nodelman, Manager

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR

EcoR1 Capital Fund, L.P.

By:	EcoR1 Capital, LLC, its General Partner

By:	/s/ Oleg Nodelman
Oleg Nodelman, Manager

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR

EcoR1 Venture Opportunity Fund, L.P.

By:	Biotech Opportunity GP, LLC, its General Partner

By:	/s/ Oleg Nodelman
Oleg Nodelman, Manager

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR

COMMODORE CAPITAL MASTER LP

By:	/s/ Michael Kramarz
Michael Kramarz, MD, Authorized Signatory

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR

GC&H Investments, LLC

By:	/s/ Jim Kindler
Jim Kindler, Manager

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR:

/s/ Avis Bohlen
Avis Bohlen

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR:

/s/ Beth E. Dozoretz
Beth E. Dozoretz

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR:

/s/ Daniel D’Orazi
Daniel D’Orazi

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR:

/s/ Emanuel Bischofberger
Emanuel Bischofberger

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR:

/s/ Hanna Ackerman
Hanna Ackerman

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR:

s/ James Economou, M.D
James Economou, M.D.

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR

SITOMER LLC

By:	/s/ Harry Sitomer
Harry Sitomer

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR:

s/ Lesley Hao
Lesley Hao

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR:

/s/ Peter Sisitsky
Peter Sisitsky

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR

PZS Ron-GCT

By:	/s/ Hanna Ackerman

Printed Name:	Hanna Ackerman

Title:	Trustee

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR:

/s/ Ran Nussbau
Ran Nussbau

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR:

s/ Timothy Stoll
Timothy Stoll

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR

2006 Todd B. Sisitsky and Holly R. Hagens Revocable Trust

By:	/s/ Todd Sisitsky
Todd Sisitsky

Title:	Trustee

By:	/s/ Holly Hagens
Holly Hagens

Title:	Trustee

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR:

s/ Tomer Kariv
Tomer Kariv

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR

TwoPals, LLC

By:	/s/ Alexander H. Shashou
Alexander H. Shashou, Member

COUNTERPART SIGNATURE PAGE TO
KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
The undersigned is a holder of a convertible promissory note (the “Note”) of Kronos Bio, Inc. (the “Company”) issued pursuant to that certain Note Purchase Agreement, dated August 20, 2020, by and among the Company and the purchasers listed on Exhibit A thereto.
The undersigned hereby agrees to be bound by the terms and conditions contained in the Amended and Restated Investors’ Rights Agreement, dated July 1, 2019, as amended from time to time, by and among the Company and the investors listed on Schedule A thereto, a copy of which is attached hereto as Exhibit A (the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Investors’ Rights Agreement.
Upon the execution this counterpart signature page, the undersigned shall be deemed an “Investor,” a “Holder” and a party solely for purposes of Section 2, Section 5.8 and Section 6 of the Investors’ Rights Agreement with respect to the any Common Stock issued upon conversion of the Note in connection with an Initial Public Offering (as defined in the Note).
Dated: August 20, 2020

INVESTOR

Woodline Master Fund LP

By:	Woodline Fund GP LLC, its General Partner

By:	/s/ Matthew Hooker
Matthew Hooker, Managing Member

EXHIBIT A
INVESTORS’ RIGHTS AGREEMENT

KRONOS BIO, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
THIS AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Agreement”), is made as of July 1, 2019, by and among Kronos Bio, Inc., a Delaware corporation (the “Company”), the holders of the Company’s Series Seed Preferred Stock, par value $0.001 per share (the “Series Seed Preferred Stock”), listed on Schedule A hereto (the “Series Seed Holders”), and the holders of the Company’s Series A Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock,” and together with the Series Seed Preferred Stock, the “Preferred Stock”), listed on Schedule A hereto (the “Series A Holders,” and together with the Series Seed Holders, the “Investors”) and any Additional Purchaser (as defined in the Purchase Agreement) that becomes a party to this Agreement in accordance with Section 6.9 hereof.
RECITALS
WHEREAS, the Company and the Series Seed Holders are parties to that certain Investors’ Rights Agreement dated as of May 22, 2018 (the “Prior Agreement”);
WHEREAS, in accordance with Section 6.6 of the Prior Agreement, amendment of the Prior Agreement requires the written consent of the Company and the holders of at least sixty percent (60%) of the Registrable Securities (as defined in the Prior Agreement) then outstanding;
WHEREAS, the Company and the Series A Holders are parties to the Series A Preferred Stock Purchase Agreement of even date herewith (the “Purchase Agreement”); and WHEREAS, the Company and the undersigned Series Seed Holders desire to amend and restate the Prior Agreement in accordance with Section 6.6 thereof in order to induce the Series A Holders to invest funds in the Company pursuant to the Purchase Agreement, and the Investors and the Company hereby agree that this Agreement shall govern the rights of the Investors to cause the Company to register shares of Common Stock issuable to the Investors, to receive certain information from the Company, and to participate in future equity offerings by the Company, and shall govern certain other matters as set forth in this Agreement.
NOW, THEREFORE, the parties hereby agree as follows:
1.Definitions. For purposes of this Agreement:
1.1“Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person. For the avoidance of doubt, Polaris Growth Fund I, L.P. and its respective Affiliates shall each be deemed to be an Affiliate of LS Polaris Innovation Fund, L.P., Polaris Partners VIII, L.P. and Polaris Entrepreneurs’ Fund VIII, L.P.

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1.2“Common Stock” means shares of the Company’s common stock, par value $0.001 per share.
1.3“Competitor” means a Person engaged, directly or indirectly (including through any partnership, limited liability company, corporation, joint venture or similar arrangement (whether now existing or formed hereafter)), in the business of discovering and developing cancer therapies, including the screening of chemical libraries to identify binders or inhibitors of complex protein interactions, but shall not include (a) any financial investment firm or collective investment vehicle that, together with its Affiliates, holds less than twenty percent (20)% of the outstanding equity of any Competitor and does not, nor do any of its Affiliates, have a right to designate any members of the Board of Directors of any Competitor, (b) Two River Consulting, LLC (including its partners, officers and Affiliates), (c) Vida Ventures, LLC and its Affiliates, (d) GV 2019, L.P. and its Affiliates, (e) LS Polaris Innovation Fund, L.P., Polaris Partners VIII, L.P. and Polaris Entrepreneurs’ Fund VIII, L.P. (including their respective partners, officers, investment firms, investment vehicles, and Affiliates), (f) Bonderman Family Limited Partnership and its Affiliates, (g) Artal Treasury Ltd. and its Affiliates, (h) any then current officer or director of the Company, or (i) any other Person that the Board determines, in its sole discretion, shall not be deemed to be a Competitor for purposes of this Agreement.
1.4“Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.
1.5“Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.
1.6“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
1.7“Excluded Registration” means (i) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

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1.8“FOIA Party” means a Person that, in the reasonable determination of the Board of Directors of the Company (the “Board”), may be subject to, and thereby required to disclose non-public information furnished by or relating to the Company under, the Freedom of Information Act, 5 U.S.C. 552 (“FOIA”), any state public records access law, any state or other jurisdiction’s laws similar in intent or effect to FOIA, or any other similar statutory or regulatory requirement.
1.9“Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.
1.10“Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.
1.11“GAAP” means generally accepted accounting principles in the United States.
1.12“Holder” means any holder of Registrable Securities who is a party to this Agreement.
1.13“Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including, adoptive relationships, of a natural person referred to herein.
1.14“Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.
1.15“IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.
1.16“Key Employee” means any executive-level employee (including, division director and vice president-level positions) as well as any employee who, either alone or in concert with others, develops, invents, programs, or designs any Company Intellectual Property (as defined in the Purchase Agreement).
1.17“Major Investor” means an Investor holding at least one million (1,000,000) shares of Preferred Stock (or Common Stock issued upon conversion of Preferred Stock).
1.18“New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.
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1.19“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.
1.20“Preferred Director” means each of the Series A Directors and the Series Seed Directors.
1.21“Preferred Stock” means, collectively, shares of the Company’s Series Seed Preferred Stock and Series A Preferred Stock.
1.22“Qualified IPO” means the closing of a public offering of shares of Common Stock that would result in an automatic conversion of the Preferred Stock pursuant to Section 5.1 of Article Fourth of the Restated Certificate.
1.23“Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock; and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clause (i) above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Subsection 6.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Subsection 2.13 of this Agreement.
1.24“Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.
1.25“Restated Certificate” means the Company’s third amended and restated certificate of incorporation filed with the Secretary of State of Delaware on or about the date hereof, as may be amended and/or restated from time to time.
1.26“Restricted Securities” means the securities of the Company required to be notated with the legend set forth in Subsection 2.12(b) hereof.
1.27“SEC” means the Securities and Exchange Commission.
1.28“SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.
1.29“SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.
1.30“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
1.31“Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees
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and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Subsection 2.6.
1.32“Series A Preferred Stock” means shares of the Company’s Series A Preferred Stock, par value $0.001 per share.
1.33“Series A Directors” means any directors of the Company that the holders of record of the Series A Preferred Stock are entitled to elect pursuant to the Restated Certificate.
1.34“Series Seed Directors” means any directors of the Company that the holders of record of the Series Seed Preferred Stock are entitled to elect pursuant to the Restated Certificate.
1.35“Series Seed Preferred Stock” means shares of the Company’s Series Seed Preferred Stock, par value $0.001 per share.
2Registration Rights. The Company covenants and agrees as follows:
2.1Demand Registration.
(a)Form S-1 Demand. If at any time one hundred eighty (180) days after the effective date of the registration statement for the IPO, the Company receives a request from Holders of at least sixty percent (60%) of the Registrable Securities then outstanding that the Company file a Form S-1 registration statement with respect to the Registrable Securities then outstanding with an anticipated aggregate offering price, net of Selling Expenses, of at least $15 million, then the Company shall (x) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (y) as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.
(b)Form S-3 Demand. If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Holders of at least twenty percent (20%) of the Registrable Securities then outstanding that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $3 million, then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given
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by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.
(c)Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Subsection 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Board it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than one hundred twenty (120) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such one hundred twenty (120) day period other than an Excluded Registration.
(d)The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(a): (i) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (ii) after the Company has effected two (2) registrations pursuant to Subsection 2.1(a); or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Subsection 2.1(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(b) (i) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (ii) if the Company has effected two (2) registrations pursuant to Subsection 2.1(b) within the twelve (12) month period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this Subsection 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Subsection 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Subsection 2.1(d).
2.2Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such
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securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Subsection 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Subsection 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Subsection 2.6.
2.3Underwriting Requirements.
(a)If, pursuant to Subsection 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Subsection 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Subsection 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Subsection 2.3, if the managing underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.
(b)In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Subsection 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the
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Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below twenty percent (20%) of the total number of securities included in such offering, unless such offering is the IPO, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other stockholder’s securities are included in such offering. For purposes of the provision in this Subsection 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.
(c)For purposes of Subsection 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Subsection 2.3(a), fewer than fifty percent (50%) of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.
2.4Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:
(a)prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration, and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such one hundred twenty (120) day
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period shall be extended by up to an additional one hundred twenty (120) days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;
(b)prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;
(c)furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;
(d)use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;
(e)in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;
(f)use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;
(g)provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;
(h)promptly make available for inspection by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;
(i)notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and
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(j)after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.
In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.
2.5Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.
2.6Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements, not to exceed $10,000, of one counsel for the selling Holders (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Subsection 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b), as the case may be; provided further that if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.
2.7Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.
2.8Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

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(a)To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.
(b)To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Subsections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.
(c)Promptly after receipt by an indemnified party under this Subsection 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified
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parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Subsection 2.8, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Subsection 2.8.
(d)To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Subsection 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Subsection 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Subsection 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Subsection 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Subsection 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.
(e)Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.
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(f)Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Subsection 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.
2.9Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:
(a)make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;
(b)use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and
(c)furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).
2.10Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of sixty-seven percent (67%) of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that (i) would allow such holder or prospective holder (i) to include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Holders that are included; or (ii) allow such holder or prospective holder to initiate a demand for registration of any securities held by such holder or prospective holder; provided that this limitation shall not apply to any additional Investor who becomes a party to this Agreement in accordance with Subsection 6.9.
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2.11“Market Stand-off” Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the registration by the Company of shares of its Common Stock or any other equity securities under the Securities Act on a registration statement on Form S-1 or Form S-3, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days in the case of the IPO, plus up to eighteen (18) additional days as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (1) the publication or other distribution of research reports, and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Subsection 2.11 shall apply only to the IPO, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, or the transfer of any shares to any trust for the direct or indirect benefit of the Holder or the immediate family of the Holder, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, and shall be applicable to the Holders only if all officers and directors are subject to the same restrictions and the Company uses commercially reasonable efforts to obtain a similar agreement from all stockholders individually owning more than five percent (5%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock). The underwriters in connection with such registration are intended third-party beneficiaries of this Subsection 2.11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Subsection 2.11 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Holders subject to such agreements, based on the number of shares subject to such agreements.
2.12Restrictions on Transfer.
(a)The Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock and the Registrable Securities
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held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.
(b)Each certificate, instrument, or book entry representing (i) the Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Subsection 2.12(c)) be notated with a legend substantially in the following form:
THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.
THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN INVESTORS’ RIGHTS AGREEMENT, AS AMENDED, AMONG THE COMPANY, THE STOCKHOLDER AND THE OTHER PARTIES THERETO, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.
The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Subsection 2.12.
(c)The holder of such Restricted Securities, by acceptance of ownership thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144; or (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration;
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provided that each transferee agrees in writing to be subject to the terms of this Subsection 2.12. Each certificate, instrument, or book entry representing the Restricted Securities transferred as above provided shall be notated with, except if such transfer is made pursuant to SEC Rule 144, the appropriate restrictive legend set forth in Subsection 2.12(b), except that such certificate instrument, or book entry shall not be notated with such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.
2.13Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Subsections 2.1 or 2.2 shall terminate upon the earlier to occur of:
(a)the closing of a Deemed Liquidation Event, as such term is defined in the Restated Certificate;
(b)following the date on which the Company is subject to the periodic reporting requirements under Section 13 or 15(d) of the Exchange Act, such time as SEC Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation during a three-month period without registration; or
(c)the fifth anniversary of the IPO.
3.Information Rights.
3.1Delivery of Financial Statements. The Company shall deliver to each Major Investor, provided that the Board has not reasonably determined that such Major Investor is a Competitor:
(a)as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company (i) a balance sheet as of the end of such fiscal year, (ii) statements of income and of cash flows for such fiscal year, and (iii) a statement of stockholders’ equity as of the end of such fiscal year; all such financial statements will be prepared in accordance with GAAP, and may be audited or unaudited as determined by the Board;
(b)as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, unaudited statements of income and cash flows for such fiscal quarter, and an unaudited balance sheet as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments; and (ii) not contain all notes thereto that may be required in accordance with GAAP);
(c)as soon as practicable, but in any event thirty (30) days before the end of each fiscal year, a budget and business plan for the next fiscal year (collectively, the “Budget”), approved by the Board and prepared on a monthly basis, including balance sheets, income statements, and statements of cash flow for such months and, promptly after prepared, any other budgets or revised budgets prepared by the Company; and
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(d)within thirty (30) days following a request by the Major Investor, (i) an unaudited income statement for a given month, and an unaudited balance sheet as of the end of such month, all prepared in accordance with GAAP (except that such financial statements may (x) be subject to normal year-end audit adjustments and (y) not contain all notes thereto that may be required in accordance with GAAP), and (ii) a summary capitalization table as of a given month that will enable such Major Investor to determine its percentage ownership in the Company’s outstanding capital stock.
If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.
Notwithstanding anything else in this Subsection 3.1 to the contrary, the Company may cease providing the information set forth in this Subsection 3.1 during the period starting with the date sixty (60) days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Subsection 3.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.
3.2Inspection. The Company shall permit each Investor (provided that the Board has not reasonably determined that such Investor is a Competitor), at such Investor’s expense, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Subsection 3.2 to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.
3.3Termination of Information. The covenants set forth in Subsection 3.1 and Subsection 3.2 shall terminate and be of no further force or effect upon the earliest to occur of: (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon a Deemed Liquidation Event, as such term is defined in the Restated Certificate.
3.4Confidentiality. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Subsection 3.4 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s
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confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities from such Investor, if such prospective purchaser agrees to be bound by the provisions of this Subsection 3.4; (iii) to any existing or prospective Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.
4Rights to Future Stock Issuances.
4.1Right of First Offer. Subject to the terms and conditions of this Subsection 4.1 and applicable securities laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to each Investor. An Investor shall be entitled to apportion the right of first offer hereby granted to it in such proportions as it deems appropriate, among (i) itself and (ii) its Affiliates; provided that each such Affiliate (x) is not a Competitor or FOIA Party, unless such party’s purchase of New Securities is otherwise consented to by the Board, (y) agrees to enter into this Agreement and the Amended and Restated Voting Agreement of even date herewith among the Company, the Investors and the other parties named therein (the “Voting Agreement”), as an “Investor” under each such agreement (provided that any Competitor or FOIA Party shall not be entitled to any rights as an Investor under Subsections 3.1, 3.2 and 4.1 hereof).
(a)The Company shall give notice (the “Offer Notice”) to each Investor, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.
(b)By notification to the Company within twenty (20) days after the Offer Notice is given, each Investor may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that the Registrable Securities then held by such Investor bears to the total number of Registrable Securities then outstanding. At the expiration of such twenty (20) day period, the Company shall promptly notify each Investor that elects to purchase or acquire all the shares available to it (each, a “Fully Exercising Investor”) of any other Investor’s failure to do likewise. During the ten (10) day period commencing after the Company has given such notice, each Fully Exercising Investor may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of shares specified above, up to that portion of the New Securities for which Investors were entitled to subscribe but that were not subscribed for by the Investors which is equal to the proportion that the Registrable Securities then held, by such Fully Exercising Investor bears to the Registrable Securities then held by all Fully Exercising Investors
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who wish to purchase such unsubscribed shares. The closing of any sale pursuant to this Subsection 4.1(b) shall occur within the later of one hundred and twenty (120) days of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Subsection 4.1(c).
(c)If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Subsection 4.1(b), the Company may, during the one hundred and twenty (120) day period following the expiration of the periods provided in Subsection 4.1(b), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Investors in accordance with this Subsection 4.1.
(d)The right of first offer in this Subsection 4.1 shall not be applicable to (i) Exempted Securities (as defined in the Restated Certificate); (ii) shares of Common Stock issued in the IPO; and (iii) the issuance of shares of Preferred Stock pursuant to the Purchase Agreement.
4.2Termination. The covenants set forth in Subsection 4.1 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, or (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) a Deemed Liquidation Event, as such term is defined in the Restated Certificate, whichever event occurs first.
5.Additional Covenants.
5.1Insurance. The Company shall use its commercially reasonable efforts to obtain, within ninety (90) days of the date hereof, from financially sound and reputable insurers Directors and Officers liability insurance, each in an amount and on terms and conditions satisfactory to the Board of Directors (including at least a majority of the Preferred Directors then in office), and will use commercially reasonable efforts to cause such insurance policies to be maintained until such time as the Board of Directors (including at least a majority of the Preferred Directors then in office) determines that such insurance should be discontinued. Notwithstanding any other provision of this Section 5.1 to the contrary, for so long as a Preferred Director (as defined in the Restated Certificate) is serving on the Board of Directors, the Company shall not cease to maintain a Directors and Officers liability insurance policy unless approved by such Preferred Director, and the Company shall annually, within one hundred twenty (120) days after the end of each fiscal year of the Company, deliver to the Preferred Directors a certification that such a Directors and Officers liability insurance policy remains in effect.
5.2Employee Agreements. The Company will cause each person now or hereafter employed by it or by any subsidiary (or engaged by the Company or any subsidiary as a
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consultant/independent contractor) with access to confidential information and/or trade secrets to enter into a nondisclosure and proprietary rights assignment agreement. In addition, the Company shall not amend, modify, terminate, waive, or otherwise alter, in whole or in part, any of the above-referenced agreements or any restricted stock agreement between the Company and any employee, without the approval of a majority of the Board of Directors (including at least a majority of the Preferred Directors then in office).
5.3Employee Stock. Unless otherwise approved by the Board (including at least a majority of the Preferred Directors then in office) all future employees and consultants of the Company who purchase, receive options to purchase, or receive awards of shares of the Company’s capital stock after the date hereof shall be required to execute restricted stock or option agreements, as applicable, providing for (i) vesting of shares over a four (4) year period, with the first twenty-five percent (25%) of such shares vesting following twelve (12) months of continued employment or service, and the remaining shares vesting in equal monthly installments over the following three (3) years, (ii) the immediate expiration of all unvested options upon an employee’s or consultant’s, as applicable, termination or resignation from the Company, (iii) a ninety (90) day exercise period for an employee or consultant, as applicable, to exercise vested options upon an employee’s or consultant’s, as applicable, termination or resignation, and (iv) a market stand-off provision substantially similar to that in Subsection 2.11. Without the prior approval of the Board (including at least a majority of the Preferred Directors then in office), the Company shall not amend, modify, terminate, waive or otherwise alter, in whole or in part, any stock purchase, stock restriction or option agreement with any existing employee or service provider if such amendment would cause it to be inconsistent with this Subsection 5.3. In addition, unless otherwise approved by the Board (including at least a majority of the Preferred Directors then in office) the Company shall retain a “right of first refusal” on employee transfers until the Company’s IPO and shall have the right to repurchase unvested shares at cost upon termination of employment of a holder of restricted stock.
5.4Board Matters. Unless otherwise determined by the vote of a majority of the directors then in office, the Board shall meet at least quarterly in accordance with an agreed-upon schedule. The Company shall reimburse the directors for all reasonable and documented out-of-pocket expenses (consistent with Company policies) incurred in connection with attending meetings of the Board. Each Preferred Director shall be entitled in such person’s discretion to be a member of any committee of the Board of Directors.
5.5Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board as in effect immediately before such transaction, whether such obligations are contained in the Company’s Bylaws, the Restated Certificate, or elsewhere, as the case may be.
5.6Indemnification Matters. The Company hereby acknowledges that one (1) or more of the directors nominated to serve on the Board by the Investors (each a “Fund Director”) may have certain rights to indemnification, advancement of expenses and/or
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insurance provided by one or more of the Investors and certain of their affiliates (collectively, the “Fund Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to any such Fund Director are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Fund Director are secondary), (b) that it shall be required to advance the full amount of expenses incurred by such Fund Director and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such Fund Director to the extent legally permitted and as required by the Restated Certificate or Bylaws of the Company (or any agreement between the Company and such Fund Director), without regard to any rights such Fund Director may have against the Fund Indemnitors, and, (c) that it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Fund Indemnitors on behalf of any such Fund Director with respect to any claim for which such Fund Director has sought indemnification from the Company shall affect the foregoing and the Fund Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Fund Director against the Company
5.7Additional Approvals. Without the approval of the Board (including the affirmative vote or consent of a majority of the Preferred Directors then in office), the Company shall not, either directly or indirectly by amendment, merger, consolidation or otherwise (i) consummate a “Deemed Liquidation Event” as defined in the Restated Certificate, (ii) issue or obligate itself to issue any New Securities (other than Exempted Securities, shares of Common Stock issued in the IPO, or shares of Preferred Stock issued pursuant to the Purchase Agreement) or (iii) sell, assign, license, pledge, or encumber any material intellectual property assets, other than non-exclusive licenses granted in the ordinary course of business.
5.8CFIUS Matters. To the extent that the Company engages in the design, fabrication, development, testing, production or manufacture of critical technologies within the meaning of the Defense Production Act of 1950, as amended, including all implementing regulations thereof, whether because of a new categorization of technology by the U.S. government or otherwise, the Company shall promptly provide notice to Omega Fund V, L.P. (“Omega”).
5.9Termination of Covenants. The covenants set forth in this Section 5, except for Subsections 5.5 and 5.6, shall terminate and be of no further force or effect upon the earliest to occur of: (i) immediately before the consummation of the IPO; (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act; or (iii) upon a Deemed Liquidation Event, as such term is defined in the Restated Certificate.
6.Miscellaneous.
6.1Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable
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Securities that (i) is an Affiliate of a Holder; (ii) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; or (iii) after such transfer, holds at least 100,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations); provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Subsection 2.11. For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (1) that is an Affiliate or stockholder of a Holder; (2) who is a Holder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.
6.2Governing Law. This Agreement and any controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware to the extent applicable, and to the extent the General Corporation Law of the State of Delaware is not applicable, the laws of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than such laws.
6.3Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
6.4Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.
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6.5Notices.
(a)All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on Schedule A hereto, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Subsection 6.5. If notice is given to the Company, a copy (which shall not constitute notice) shall also be sent to Fredrikson & Byron, P.A., 200 South Sixth Street, Suite 4000, Minneapolis, MN 55402-1425, Attn: Christopher J. Melsha, Esq., email: cmelsha@fredlaw.com.
(b)Each Investor consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic transmission pursuant to Section 232 of the DGCL (or any successor thereto) at the electronic mail address or the facsimile number set forth below such Investor’s name on the Schedules hereto, as updated from time to time by notice to the Company, or as on the books of the Company. To the extent that any notice given by means of electronic transmission is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected electronic mail address has been provided, and such attempted Electronic Notice shall be ineffective and deemed to not have been given. Each Investor agrees to promptly notify the Company of any change in such stockholder’s electronic mail address, and that failure to do so shall not affect the foregoing.
6.6.Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of sixty-seven percent (67%) of the Registrable Securities then outstanding; provided that the Company may in its sole discretion waive compliance with Subsection 2.12(c) (and the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Subsection 2.12(c) shall be deemed to be a waiver); and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. In addition, any amendment or waiver of (i) Section 5.7 shall require the approval of the Board (including the affirmative vote or consent of a majority of the Preferred Directors then in office), and (ii) Section 5.8 shall require the consent of Omega. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, termination, or waiver applies to all
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Investors in the same fashion (it being agreed that a waiver of the provisions of Section 4 with respect to a particular transaction shall be deemed to apply to all Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction). The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver. Any amendment, termination, or waiver effected in accordance with this Subsection 6.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.
6.7.Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.
6.8.Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.
6.9.Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of the Company’s Preferred Stock after the date hereof, any purchaser of such shares of Preferred Stock shall, as a condition to such issuance, become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.
6.10.Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled. Upon the effectiveness of this Agreement, the Prior Agreement shall terminate and be of no further force and effect and shall be superseded and replaced in its entirety by this Agreement.
6.11.Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of New York or the United States District Court for the Southern District of New York, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune
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from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.
WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.
6.12.Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.
[Remainder of Page Intentionally Left Blank]
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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

KRONOS BIO, INC.

By:	/s/ Norbert W. Bischofberger

Name: Norbert W. Bischofberger
Title: President and Chief Executive Officer

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

SEAVIEW TRUST

By:	/s/ Hannah Ackerman
Name:	Hannah Ackerman
Title:	Trustee

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

BELLCO CAPITAL, LLC

By:	/s/ Joshua Bradley
Name:	Joshua Bradley
Title:	Executive Officer

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

VECCHIA PARTNERS, LTD.

By:	/s/ Rebecka Belldegrun
Name:	Rebecka Belldegrun
Title:	Director

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):

Entity Name:	Tampere Trust

By:	/s/ Mark Lewis Karen Oliver

Name:	Mark Lewis and Karen Oliver

Title:	Directors of Novatrust Limited as
trustee of the Tampere Trust

Address:

Email:

This Agreement is entered into by Novatrust Limited
in its capacity as trustee only of the Tampere Trust and
its liability hereunder is limited to the property held by
it from time to time as trustee only of that Trust.
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):

Entity Name:	Adrenalin Properties Limited

By:	/s/ Mark Lewis Karen Oliver

Name:	Chaumont (Directors) limited

Title:	Sole Corporate Director

Address:

Email:

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

Ron-BCT

By:	/s/ Hanna Ackerman
Name:	Hanna Ackerman
Title:	Trustee

Address:

Email:

SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

Mia-BCT

By:	/s/ Hanna Ackerman
Name:	Hanna Ackerman
Title:	Trustee

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

Daniel-BCT

By:	/s/ Hanna Ackerman
Name:	Hanna Ackerman
Title:	Trustee

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

PZS-MIA GCT

By:	/s/ Hanna Ackerman
Name:	Hanna Ackerman
Title:	Trustee

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

PZS-Ben BCT

By:	/s/ Hanna Ackerman
Name:	Hanna Ackerman
Title:	Trustee

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

JOSHUA A. KAZAM AND JOIA KAZAM, JTWROS

/s/ Joshua A. Kazam
Joshua A. Kazam

/s/ Joia Kazam
Joia Kazam

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):

Entity Name:	David Tanen Revocable Grantor Trust

By:	/s/ Gregory Kiernan

Name:	Gregory Kiernan

Title:	Trustee

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):

Entity Name:	Sonostar Ventures LLC

By:	/s/ Gregory Kiernan

Name:	Gregory Kiernan

Title:	Presisent & CEO

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

/s/ Gregory Kiernan
(signature)

Gregory Kiernan
(print name)

Address:

Email:

If an Entity (Including a trust):

Entity Name:

By:

Name:

Title:

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):
Entity Name:	Kiernan Family Trust

By:	/s/ Vera H. Kiernan

Name:	Vera H. Kiernan

Title:	Trustee

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

/s/ Owen Witte
(signature)

Owen Witte
(print name)

Address:

Email:

If an Entity (Including a trust):

Entity Name:

By:

Name:

Title:

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):

Entity Name:	Chang 2006 Family Trust

By:	/s/ David D. Chang /s/ Jane Chang

Name:	David D. Chang and Jane Chang

Title:	co-Trustees

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):

Entity Name:	Julia Chang 2018 Irrevocanle Trust

By:	/s/ David Chang

Name:	David Chang

Title:	Trustee

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):

Entity Name:	Robert Chang 2018 Irrevocanle Trust

By:	/s/ David Chang

Name:	David Chang

Title:	Trustee

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

/s/ Christopher M. Wilfong
(signature)

Christopher M. Wilfong
(print name)

Address:

Email:

If an Entity (Including a trust):

Entity Name:

By:

Name:

Title:

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

OMEGA FUND V, L.P.
By:	OMEGA FUND V GP, L.P. its General Partner
By:	OMEGA FUND V GP MANAGER, LTD. its General Partner

By:	/s/ A-M Paster
Name:	A-M Paster
Title:	Director

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):

Entity Name:	Linda C. Barnes, Trustee of the Linda
C. Barnes Living Trust, dated 11/8/18

By:	/s/ Linda Barnes

Name:	Linda Barnes

Title:

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):

Entity Name:	Navins Living Trust UAD 1/14/16

By:	/s/ Scott Navins

Name:	Scott Navins

Title:	Trustee

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

/s/ Veer Bhavnagri
(signature)

Veer Bhavnagri
(print name)

Address:

Email:

If an Entity (Including a trust):

Entity Name:

By:

Name:

Title:

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

/s/ Steven Blum
(signature)

Steven Blum
(print name)

Address:

Email:

If an Entity (Including a trust):

Entity Name:

By:

Name:

Title:

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

/s/ Marius Pop
(signature)

Marius Pop
(print name)

Address:

Email:

If an Entity (Including a trust):

Entity Name:

By:

Name:

Title:

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

NORBERT W & INGER A
BISCHOFBERGER REVOCABLE INTER
VIVOS TRUST, DTD AUGUST 29, 1994

By:	/s/ Norbert Bischofberger
Name:	Norbert Bischofberger
Title:	Co-Trustee

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):

Entity Name:	Nexus Development PA, LLC

By:	/s/ John C. Martin

Name:	John C. Martin

Title:	President

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):

Entity Name:	Vida Ventures

By:	/s/ Stefan Vitorovic

Name:	Stefan Vitorovic

Title:	Managing Director

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

LG LANGE III TRUST DTD 10/12/16

By:	/s/ Louis Lange
Name:	Louis Lange
Title:	Trustee

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):

Entity Name:	GV 2019, L.P.
By: GV 2019 GP, L.O., its General Partner By: GV 2019 GP, L.L.C., its General Partner

By:	/s/ Daphne Chang

Name:	Daphne M Chang

Title:	Authorized Signatory

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):

Entity Name:	PERCEPTIVE LIFE SCIENCES
MASTER FUND, LTD.

By:	/s/ James H Mannix

Name:	James H Mannix

Title:	COO

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):

Entity Name:	Nextech V Oncology SCS, SICAV - SIF

By:	/s/ James Pledger

Name:	James Pledger

Title:	Manager

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

POLARIS PARTNERS VIII, L.P.
By:	POLARIS PARTNERS GP VIII, L.L.C.
Its: GENERAL PARTNER

By:	/s/ Lauren Crockett
Lauren Crockett
Attorney-in-fact

POLARIS ENTREPERNEURS’ FUND VIII, L.P.
By:	POLARIS PARTNERS GP VIII, L.L.C.
Its: GENERAL PARTNER

By:	/s/ Lauren Crockett
Lauren Crockett
Attorney-in-fact

LS POLARIS INNOVATION FUND, L.P.
By:	LS POLARIS INNOVATION GP, L.L.C
Its: GENERAL PARTNER

By:	/s/ Lauren Crockett
Lauren Crockett
Attorney-in-fact

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

/s/ Joshua Bradley
(signature)

Joshua Bradley
(print name)

Address:

Email:

If an Entity (Including a trust):

Entity Name:

By:
(signature)
Name:

Title:

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

/s/ Andrew Riley
(signature)

Andrew Riley
(print name)

Address:

Email:

If an Entity (Including a trust):

Entity Name:

By:

Name:

Title:

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

/s/ Jerry I. Speyer
(signature)

Jerry I. Speyer
(print name)

Address:

Email:

If an Entity (Including a trust):

Entity Name:

By:

Name:

Title:

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

/s/ Robert J. Speyer
(signature)

Robert J. Speyer
(print name)

Address:

Email:

If an Entity (Including a trust):

Entity Name:

By:

Name:

Title:

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

BROTHERS EQUITIES LLC

By:	/s/ Jeffrey V. Mandel
Jeffrey V. Mandel
Authorized Signatory

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

BROTHERS EQUITIES LLC

By:	/s/ Paul Galiano
Paul Galiano
Managing Member

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

/s/ Aaron Kazam /s/ Samantha Kazam
(signature)

Aaron Kazam & Samantha Kazam
(print name)

Address:

Email:

If an Entity (Including a trust):

Entity Name:

By:

Name:

Title:

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

/s/ Philip P. Gutry
(signature)

Philip P. Gutry
(print name)

Address:

Email:

If an Entity (Including a trust):

Entity Name:

By:

Name:

Title:

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):
Entity Name:	The Carrithers Family Trust dtd
3/8/2017

By:	/s/ Traci L Carrithers

Name:	Traci L Carrithers

Title:	Exec Coordinator/Operations Manager

By:	/s/ Shannon F Carrithers

Name:	Shannon F Carrithers

Title:	RN

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

/s/ Ronald I Dozoretz
(signature)

Ronald I Dozoretz
(print name)

Address:

Email:

If an Entity (Including a trust):

Entity Name:

By:

Name:

Title:

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):

Entity Name:	Bonderman Family Limited Partnership

By:	/s/ Clive Bode

Name:	Clive Bode

Title:	President

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

/s/ Tatiana Kedel
(signature)

Tatiana Kedel
(print name)

Address:

Email:

If an Entity (Including a trust):

Entity Name:

By:

Name:

Title:

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):

Entity Name:	KBV LLC.
By:	Kingsbrook Opportunities GP LLC, its manager

By:	/s/ Scott McWallace

Name:	Scott McWallace

Title:	Managing Member

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If an Individual:

(signature)

(print name)

Address:

Email:

If an Entity (Including a trust):

Entity Name:	Artal Treasury Ltd.

By:	/s/ Kirsty Philippe

Name:	Kirsty Philippe

Title:	Director

Address:

Email:
SIGNATURE PAGE TO INVESTORS’ RIGHTS AGREEMENT

SCHEDULE A
List of Investors
I. Holders of Series Seed Preferred Stock

Name	Address	Series Seed Preferred Shares
Joshua Kazam	c/o Two River Consulting 689 5th Ave, 12th Floor New York, NY 10022	22,328
Joshua Kazam Irrevocable Trust	191 King St. Chappaqua, NY, 10514	418,107
David Tanen	834 Fox Hedge Rd. Franklin Lakes, NJ 07417	219,482
David Tanen Revocable Grantor Trust	191 King St. Chappaqua, NY, 10514	221,237
Chang 2006 Family Trust	1755 Ocean Avenue, #803 Santa Monica, CA 90401	177,429
Julia Chang 2018 Irrevocable Trust	1755 Ocean Avenue, #803 Santa Monica, CA 90401	80,000
Robert Chang 2018 Irrevocable Trust	1755 Ocean Avenue, #803 Santa Monica, CA 90401	80,000
Julia Eunyong Chang	1755 Ocean Avenue, #803 Santa Monica, CA 90401	50,000
Robert Taeyong Chang	1755 Ocean Avenue, #803 Santa Monica, CA 90401	50,000
Gregory F. Kiernan	191 King St. Chappaqua, NY, 10514	308,663
Sonostar Ventures, LLC	191 King St. Chappaqua, NY, 10514	65,569
Kiernan Family Trust	300 Millwood Rd. Chappaqua, NY, 10514	65,569
Owen Witte	14727 Sutton Street Sherman Oaks, CA 91403	109,461
The Blum/Crosby Investment Trust of 2017	300 Harvard St., Unit 1 Boston, MA 02139	43,754
Christopher M. Wilfong	663 Tremont Ave., Unit 3 Boston, MA 02118	22,126
Marius Pop	90 Marivista Ave. Waltham, MA 02451	8,721
David Freeman	25 Aberdeen Ave., Unit 2 Cambridge, MA 02138	8,717

Omega Fund V, L.P.	185 Dartmouth St. Suite 502 Boston, MA 02116	1,522,484
Norbert W & Inger A Bischofberger Revocable Inter Vivos Trust, dtd August 29, 1994	983 Barroilhet Ave. Hillsborough, CA 94010	1,300,001
John Charles Martin	501 Beale Street, Apt. 19A San Francisco, CA 94105	866,667
Vida Ventures, LLC	40 Broad St. Boston, MA 02109	650,000
Vecchia Partners, Ltd.	811 Strada Vecchia Rd. Los Angeles, CA 90077	520,000
Seaview Trust	811 Strada Vecchia Rd. Los Angeles, CA 90077	216,666
Bellco Capital, LLC	811 Strada Vecchia Rd. Los Angeles, CA 90077	173,333
Novatrust Limited as Trustees of Tampere Trust	No. 2 The Forum, Grenville St., St. Helier, Jersey, JE14HH Channel Islands	108,333
Dominick Fernando Mills Jr. and Christine Anne Cassiano- Mills Family Trust (dtd 2/25/15 restated 11/15/17)	4150 Madison Ave. Culver City, CA 90232	86,666
Adrenalin Properties Ltd.	No. 2 The Forum, Grenville St., St. Helier, Jersey, JE14HH Channel Islands	65,000
Ron-BCT	811 Strada Vecchia Rd. Los Angeles, CA 90077	65,000
Mia-BCT	811 Strada Vecchia Rd. Los Angeles, CA 90077	65,000
Daniel-BCT	811 Strada Vecchia Rd. Los Angeles, CA 90077	65,000
LG Lang Trust iii DTD 10/12/16	509 Hale St. Palo Alto, CA 94301	43,333
Navins Living Trust U/A/D 1- 4-16	23461 Palm Drive, Calabasas, CA 91302	43,333
PZS-MIA GCT	811 Strada Vecchia Rd. Los Angeles, CA 90077	10,833
PZS-Benjamin GCT	811 Strada Vecchia Rd. Los Angeles, CA 90077	10,833
Linda Barnes	707 Idaho Ave #310 Santa Monica, 90403	21,666
Veer Bhavnagri	344 Mesa Rd. Santa Monica, CA 90402	21,666
TOTAL		7,806,977

II. Holders of Series A Preferred Stock

Name	Address	Series A Preferred Shares
Seaview Trust	811 Strada Vecchia Los Angeles, CA 90077	277,219
Bellco Capital, LLC	2049 Century Park East Suite 1940 Los Angeles, CA 90067	1,304,563
Vecchia Partners, Ltd.	811 Strada Vecchia Los Angeles, CA 90077	342,447
Tampere Trust	No. 2 The Forum, Grenville Street, St. Helier, Jersey JE1 4HH	211,991
Adrenalin Properties Limited	No 2 The Forum, Grenville Street, St. Helier, Jersey, JE1 4HH	52,182
Ron-BCT	811 Strada Vecchia Los Angeles, CA 90077	52,182
Mia-BCT	811 Strada Vecchia Los Angeles, CA 90077	52,182
Daniel-BCT	811 Strada Vecchia Los Angeles, CA 90077	52,182
PZS-MIA GCT	811 Strada Vecchia Los Angeles, CA 90077	17,932
PZS-Ben GCT	811 Strada Vecchia Los Angeles, CA 90077	17,932
Joshua A. Kazam and Joia Kazam, JTWROS	151 E. 85th Street, Apt 19D New York, NY 10028	65,228
David Tanen Revocable Grantor Trust	191 King St. Chappaqua, NY 10514	65,243
Sonostar Ventures LLC	191 King St. Chappaqua, NY 10514	9,784
Gregory Kiernan	191 King St. Chappaqua, NY 10514	45,659
Kiernan Family Trust	191 King St. Chappaqua, NY 10514	9,784

Owen Witte	14727 Sutton St. Sherman Oaks, CA 91403	32,614
Chang 2006 Family Trust	1755 Ocean Avenue, #803 Santa Monica, CA 90401	97,842
Julia Chang 2018 Irrevocable Trust	1755 Ocean Avenue, #803 Santa Monica, CA 90401	48,921
Robert Chang 2018 Irrevocable Trust	1755 Ocean Avenue, #803 Santa Monica, CA 90401	48,921
Christopher M. Wilfong	663 Tremont Street, Unit 3 Boston, MA 02118	6,522
Omega Fund V, L.P.	888 Boylston St. Boston, MA 02199	1,304,563
Linda C. Barnes, Trustee of the Linda C. Barnes Living Trust, dated 11/8/18	707 Idaho Ave., #310 Santa Monica, CA 90403	13,045
Navins Living Trust U/A/D 1/4/16	23461 Palm Drive Calabasas, CA 91302	13,045
Veer Bhavnagri	255 Ridgeway Road Hillsborough, CA 94010	26,091
Steven Blum	330 Harvard St., Unit 1 Cambridge, MA 02139	6,522
Marius Pop	90 Marivista Ave. Waltham, MA 02451	1,956
Norbert W & Inger A Bischofberger Revocable Inter Vivos Trust, DTD August 29, 1994	983 Barroilhet Ave Hillsborough, CA 94010	1,565,476
Nexus Development PA, LLC	c/o Seiler, LLP 3 Lagoon Dr., Suite 400 Redwood City, CA 94065	717,509
Vida Ventures	40 Broad Street, Ste. 201 Boston, MA 02109	1,304,563
LG Lange III Trust DTD 10/12/16	509 Hale St. Palo Alto, CA 94301	32,614
GV 2019, L.P.	Attn: GV Legal Department 1600 Amphitheatre Parkway Mountain View, CA 94043	1,304,563

Perceptive Life Sciences Master Fund, Ltd.	51 Aston Place New York, NY 10003	1,304,564
Nextech V Oncology S.C.S., SICAV-SIF	8, Rue Lou Hemmer L-1748 Luxembourg- Findel Grand-Duche de Luxembourg	1,304,563
Polaris Partners VIII, L.P.	One Marina Park Drive 10th Floor Boston, MA 02210	503,794
Polaris Entrepreneurs’ Fund VIII, L.P.	One Marina Park Drive 10th Floor Boston, MA 02210	18,030
LS Polaris Innovation Fund, L.P.	One Marina Park Drive 10th Floor Boston, MA 02210	130,456
Joshua Bradley	c/o Bellco Capital LLC 2049 Century Park E Suite 1940 Los Angeles, CA 90067	26,091
Andrew Riley	123 California Ave., Unit 315 Santa Monica, CA 90403	26,091
Jerry I. Speyer	c/o TS 45 Rockefeller Plaza 7th Floor New York, NY 10111	32,614
Robert J. Speyer	c/o TS 45 Rockefeller Plaza 7th Floor New York, NY 10111	32,614
Brothies Equities LLC	1 Montgomery Place, Unit 1 Brooklyn, NY 11215	5,218
Galiano Family Holding, LLC	452 Navesink River Road Red Bank, NJ 07701	32,614
Aaron Kazam & Samantha Kazam	225 W 83rd Street, #168 New York, NY 10024	3,261
Philip P. Gutry	140 Erica Way Portola Valley, CA 94028	9,784
The Carrithers Family Trust dtd 3/8/2017	2831 Hacienda St. San Mateo, CA 94403	13,045

Ronald I. Dozoretz	240 Corporate Blvd. Ste 110 Norfold, VA 23502	231,559
Bonderman Family Limited Partnership	301 Commerce Street Ste 3150 Fort Worth, TX 76102	1,304,563
Tatiana Kedel	14010 Captains Row Ap. 247 Marina Del Rey, CA 90202	2,609
KB/V LLC	c/o Kingsbrook Partners LP 689 Fifth Avenue 12th Floor New York, NY 10022	39,136
Artal Treasury Ltd.	Borough House Rue Du Pre St. Peter Port, Guernsey	652,281
TOTAL		13,697,916